POWER OF ATTORNEY

     Know all men by these presents:

     That I, ANTHONY PIZEL, of NEWARK, NEW JERSEY, am the Senior Vice President and Comptroller of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 28TH day of January, 2000.

                                 /s/ Anthony Pizel
                                 -----------------

State of __________)
                   )  SS
County of _________)

     On this ____ day of __________ 2000, before me personally appeared, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                      Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, RICHARD J. CARBONE, of NEWARK, NEW JERSEY, am the Senior Vice President and Chief Financial Officer of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 28th day of January, 2000.


                                  /s/ Richard J. Carbone
                                  ----------------------

State of __________)
                   )  SS
County of _________)

     On this ____ day of __________ 2000, before me personally appeared, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                      Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, FRANKLIN E. AGNEW, of PITTSBURGH, PENNSYLVANIA, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 26th day of January, 2000.


                                  /s/ Franklin E. Agnew
                                  ---------------------

State of __________)
                   )  SS
County of _________)

     On this ____ day of __________ 2000, before me personally appeared, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                      Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Frederic K. Becker, Short Hills, New Jersey, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 26th day of January, 2000.


                                  /s/ Frederic K. Becker
                                  ----------------------

State of __________)
                   )  SS
County of _________)

     On this ____ day of __________ 2000, before me personally appeared, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                      Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Gilbert F. Casellas, Chevy Chase, Maryland, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 27th day of January, 2000.


                                  /s/ Gilbert F. Casellas
                                  -----------------------

State of __________)
                   )  SS
County of _________)

     On this ____ day of __________ 2000, before me personally appeared, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                      Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, James G. Cullen, Alexandria, Virginia, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 25th day of January, 2000.


                                  /s/ James G. Cullen
                                  -------------------

State of __________)
                   )  SS
County of _________)

     On this ____ day of __________ 2000, before me personally appeared, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                      Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Allan D. Gilmour, of Dearborn, Michigan, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 26th day of January, 2000.


                                  /s/ Allan D. Gilmour
                                  --------------------

State of __________)
                   )  SS
County of _________)

     On this ____ day of __________ 2000, before me personally appeared, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                      Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Roger A. Enrico, of Greenwich, Connecticut, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 25th day of January, 2000.


                                  /s/ Roger A. Enrico
                                  -------------------

State of __________)
                   )  SS
County of _________)

     On this ____ day of __________ 2000, before me personally appeared, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                      Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Jon F. Hanson, of Far Hills, New Jersey, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 26th day of January, 2000.


                                  /s/ Jon F. Hanson
                                  -----------------

State of __________)
                   )  SS
County of _________)

     On this ____ day of __________ 2000, before me personally appeared, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                      Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Glen H. Hiner, of Toledo, Ohio, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 26th day of January, 2000.


                                  /s/ Glen H. Hiner
                                  -----------------

State of __________)
                   )  SS
County of _________)

     On this ____ day of __________ 2000, before me personally appeared, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                      Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Gaynor N. Kelley, of Chicago, Illinois, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 26th day of January, 2000.


                                  /s/ Gaynor N. Kelley
                                  --------------------

State of __________)
                   )  SS
County of _________)

     On this ____ day of __________ 2000, before me personally appeared, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                      Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Burton G. Malkiel, of Princeton, New Jersey, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 27th day of January, 2000.


                                  /s/ Burton G. Malkiel
                                  ---------------------

State of __________)
                   )  SS
County of _________)

     On this ____ day of __________ 2000, before me personally appeared, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                      Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Arthur F. Ryan, of Mendham, New Jersey, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 26th day of January, 2000.


                                  /s/ Arthur F. Ryan
                                  ------------------

State of __________)
                   )  SS
County of _________)

     On this ____ day of __________ 2000, before me personally appeared, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                      Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, P. Roy Vagelos, of Far Hills, New Jersey, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 26th day of January, 2000.


                                  /s/ P. Roy Vagelos
                                  ------------------

State of __________)
                   )  SS
County of _________)

     On this ____ day of __________ 2000, before me personally appeared, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                      Notary Public

                                POWER OF ATTORNEY

     Know all men by these presents:

     That I, Stanley C. Van Ness, of Brielle, New Jersey, a member of the Board of Directors of The Prudential Insurance Company of America, do hereby make, constitute and appoint as my true and lawful attorney in fact, LEE D. AUGSBURGER, SUSAN L. BLOUNT, THOMAS C. CASTANO, CLIFFORD E. KIRSCH, THOMAS J. LOFTUS, LINDA E. SENKER, ANDREW M. SHAINBERG, C. CHRISTOPHER SPRAGUE and ARTHUR
D. WOODS III or any of them severally, for me and in my name, place and stead, to sign, where applicable: annual reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933 and all amendments thereto executed on behalf of The Prudential Insurance Company of America and filed with the Securities and Exchange Commission for the following:

     The Prudential Discovery Premier Group Variable Contract Account and group annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hands this 26th day of January, 2000.


                                  /s/ Stanley C. Van Ness
                                  -----------------------

State of __________)
                   )  SS
County of _________)

     On this ____ day of __________ 2000, before me personally appeared, to me known to me to be the person mentioned and described in and who executed the foregoing instrument and duly acknowledged to me that (s)he executed the same.

My commission expires:

                                      Notary Public